UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2011 (September 19, 2011)
GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Greif Packaging LLC and Greif Receivables Funding LLC, domestic subsidiaries of Greif, Inc. (the “Company”), YC SUSI Trust, as Conduit Investor and Uncommitted Investor, and Bank of America National Association, as Agent, Managing Agent, an Administrator and a Committed Investor, entered into to a Transfer and Administration Agreement dated as of December 8, 2008, as amended (the “Transfer and Administration Agreement”). The Transfer and Administration Agreement provides the Company and its subsidiaries with a United States trade accounts receivable facility (the “US Receivables Facility”).
On September 19, 2011, an amendment to the Transfer and Administration Agreement was entered into by the parties thereto. The amendment decreased the amount of the facility available to the borrowers from $135 million to $130 million and extended the termination date of the commitment to September 19, 2014.
Additional information concerning the US Receivables Facility is set forth in Part I, Item 2 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), of the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended July 31, 2011, under the caption “LIQUIDITY AND CAPITAL RESOURCES — Borrowing Arrangements — United States Trade Accounts Receivable Credit Facility,” which information is incorporated herein by reference.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.03(a) Creation of a Direct Financial Obligation
Information concerning a material amendment to the Company’s US Receivables Facility is set forth in Item 1.01 of this Form 8-K, which information is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1
Sixth Amendment, dated as of September 19, 2011, to the Transfer and Administration Agreement dated as of December 8, 2008, by and among Greif Packaging LLC, Greif Receivables Funding LLC, Greif, Inc. and Bank of America National Association, as Agent, Managing Agent, Administrator and Committed Investor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: September 23, 2011	By:	/s/ Robert M. McNutt
Robert M. McNutt,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Sixth Amendment, dated as of September 19, 2011, to the Transfer and Administration Agreement dated as of December 8, 2008, by and among Greif Packaging LLC, Greif Receivables Funding LLC, Greif, Inc. and Bank of America National Association, as Agent, Managing Agent, Administrator and Committed Investor.